UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2021

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2021, William A. Coskey, P.E., the Chief Executive Officer, President and Chairman of the Board of Directors (the “Board”) of ENGlobal Corporation (the “Company”), notified the Board that, effective March 12, 2021, he will be retiring and stepping down from his officer positions with the Company and its subsidiaries. Mr. Coskey will continue with the Company in his present role as Chairman of the Board.

On February 24, 2021, the Board appointed (i) Mark A. Hess, the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, as the Company’s Chief Executive Officer, (ii) Roger Westerlind, the President of the Company’s subsidiary, ENGlobal U.S., Inc., as the Company’s President, and (iii) Darren Spriggs, the Company’s Corporate Controller, as the Company’s Chief Financial Officer, each such appointment to be effective March 12, 2021.

Mr. Hess, age 62, has served as Chief Financial Officer and Treasurer of the Company since September 2012 and served as interim Chief Financial Officer from June 2012 to September 2012. Mr. Hess previously served as the Company’s Corporate Controller from July 2011 until June 2012. Mr. Hess assumed the Corporate Secretary responsibilities in December 2017. Prior to joining the Company, Mr. Hess served as Vice President and Chief Accounting Officer of Geokinetics, Inc., a publicly-traded seismic data service company, from April 2008 to April 2010. From November 2004 to April 2008, he served as Director of Finance for CGGVeritas, a publicly-traded seismic data service company. In total, he has over 35 years of experience in various accounting, merger and acquisition, and finance roles primarily in public companies. Mr. Hess is a licensed CPA in the state of Texas and holds a Bachelor of Business Administration in Accounting from the University of Houston.

Mr. Westerlind, age 65, has served as President of the Company’s subsidiary, ENGlobal U.S., Inc., since December 2020 and is responsible for Engineering, Procurement and Construction (EPC), Automation and Business Development. Prior to joining the Company, Mr. Westerlind was a consultant for InterOil Group on business development, project management and project execution activities from 2016 to December 2020. Mr. Westerlind served as President-International Division of Dynamic Industries from 2004 to 2016, where he spearheaded that company’s strategy for international operations and major project development. Through these efforts, he helped reposition Dynamic Industries from a small local Louisiana fabrication and maintenance company to an internationally recognized engineering and construction management contractor for large multinational, integrated oil and gas companies as well as large engineering and construction firms. Prior to joining Dynamic Industries, from 1989 to 2004, Mr. Westerlind held various senior positions with ABB, a leader in power and automation technologies enabling utility and industrial customers to improve performance while lowering environmental impact. His most recent position with ABB was Vice President, ABB Lummus Global Oil & Gas, where he marketed the company’s process technologies, project management and engineering, procurement and construction management services to the oil and gas, petrochemical and refining industries worldwide. Mr. Westerlind holds a degree in Electronics Engineering from Göteborgs Tekniska Institut (GTI) and an MBA from IHM Business School, both in Gothenburg, Sweden.

Mr. Spriggs, age 51, has served as Corporate Controller of the Company since June 2019. Prior to joining the Company, Mr. Spriggs served as Director of Accounting for ABM Industries Inc., a Fortune 500 company providing end-to-end facility solutions to commercial, industrial and governmental facilities, from April 2008 to June 2019. From 2007 to 2008, he served as Financial Planning Manager for Kinder Morgan, Inc., a major midstream energy company whose pipeline network transports natural gas, refined petroleum products and crude oil. From 2002 to 2007, Mr. Spriggs served as a Financial Reporting Manager for David Weekley Homes, the largest privately held homebuilder in the U.S. From 2000 to 2002, he served as Assistant Controller for American Tower Inc., a leading independent owner, operator and developer of broadcast and wireless communication towers. Mr. Spriggs is a licensed CPA and CMA in the state of Texas, and holds a Bachelor of Business Administration in Accounting from the Texas A&M University.

There are no arrangements or understandings between Messrs. Hess, Westerlind or Spriggs and any other person pursuant to which he was selected as an officer of the Company. There are no family relationships between Messrs. Hess, Westerlind or Spriggs and any director or executive officer of the Company, and Messrs. Hess, Westerlind and Spriggs have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. To the extent that any information called for by Item 5.02(c)(3) is not determined or is unavailable, the Company will provide such information, if required, in an amendment to this Current Report on Form 8-K within four business days after the information is determined or becomes available.

On February 23, 2021, Randall B. Hale, a member of the Board and the Chairman of the Audit Committee of the Board, notified the Board that he was resigning effective immediately. Mr. Hale’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. On February 24, 2021, the Board appointed Kevin M. Palma, a Director and an Audit Committee Financial Expert, as Chairman of the Audit Committee of the Board.

Item 7.01 Regulation FD Disclosure.

On March 1, 2021, the Company issued a press release announcing recent changes in the Company’s management. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.
Description

99.1
Press Release dated March 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

March 1, 2021	/s/ MARK A. HESS
(Date)	Mark A. Hess, Chief Financial Officer, Treasurer and Corporate Secretary